UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

     Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☐     Definitive Additional Materials
☒     Soliciting Material Pursuant to §240.14a-12

Tribune Company
(Name of Registrant as Specified In Its Charter)

    ______________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒     No fee required.
☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
___________________________________________________________

(2)	Aggregate number of securities to which transaction applies:
___________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)	Proposed maximum aggregate value of transaction:
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(5)	Total fee paid:
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☐     Fee paid previously with preliminary materials.
☐     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
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(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:
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Filed by Tribune Company
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Tribune Company
Commission File No.: 001-08572

THIS FILING CONSISTS OF A COMMUNICATION TO EMPLOYEES OF TRIBUNE COMPANY E-MAILED ON JUNE 14, 2007.

From: Dennis FitzSimons
Sent: Thu 6/14/2007 4:56 PM
Subject: Update

Dear Fellow Employee:

With the first stage of our going private transaction now complete, here's an update on a few items:

•	As you know, the tender offer closed on May 24. Employees who participated through company-sponsored benefit plans have been paid for those shares purchased - retirement plan account summaries have been updated and checks have been mailed to those who participated through the employee stock purchase plan (ESPP).

•	On the regulatory front, this past Monday was the deadline for filing public comments with the Federal Communications Commission regarding the transfer of Tribune television licenses and our request for waivers in cross-ownership markets. The usual groups opposed to any change in local media ownership rules filed; we are studying their comments and will respond accordingly. We remain hopeful that the commission will make a decision by the fourth quarter.

•	Also this week, along with Sam Zell and Shaun Sheehan, I met with congressional leaders in Washington, D.C. to further explain the transaction and ask for their assistance with the FCC.

On the Democratic side, we met collectively with Senate Majority Leader Harry Reid, Senators Charles Schumer of New York and Dick Durbin of Illinois. We also had positive meetings with Rahm Emanuel and the House Telecommunication Subcommittee Chair Ed Markey. On the Republican side, we met with former Speaker of the House Dennis Hastert as well as Fred Upton, senior minority member of the House Telecom Committee.

In all our meetings, we stressed the important role our media businesses play in the communities they serve, the increasing competition we face, and the need for prompt FCC action.

•	Also, we gave Sam a tour of our Washington News Bureau and met with employees who are based there.

Finally, we've recently updated the employee information website with general Q&As about the transaction. Be sure to check the website often for updates-it is accessible through Triblink or www.tribuneathome.com. Please also keep in mind that the website offers you the opportunity to submit questions about our going private transaction.

Sincerely,

Dennis

* * * * *

Important Additional Information Regarding the Merger will be filed with the SEC:

     In connection with the proposed merger between a wholly-owned subsidiary of the Tribune Employee Stock Ownership Trust and the Company, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on June 1, 2007. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT FILED WITH THE SEC ON JUNE 1, 2007 AND THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the preliminary proxy statement and the definitive proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. The preliminary proxy statement and the definitive proxy statement (when available) and other relevant documents may also be obtained free of charge on the Company’s website at www.tribune.com or by directing a request to Tribune Company, 435 North Michigan Avenue, Chicago, IL 60611, Attention: Investor Relations. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

     The Company and its directors and executive officers may be deemed to be “participants” in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the Company and its directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement for the Company’s Annual Meeting of Shareholders, which was filed with the SEC on April 6, 2007. Stockholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s stockholders generally, by reading the preliminary proxy statement filed with the SEC on June 1, 2007 and the definitive proxy statement (when available) and other relevant documents regarding the merger that are filed with the SEC.

Forward-Looking Statements:

This document may certain comments or forward-looking statements that are based largely on the company’s current expectations and are subject to certain risks, trends and uncertainties. You can identify these and other forward looking statements by the use of such words as “will,” “expect,” “plans,” “believes,” “estimates,” “intend,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Actual results could differ materially from the expectations expressed in these statements. Factors that could cause actual results to differ include risks related to the transactions being consummated; the risk that required regulatory approvals or financing might not be obtained in a timely manner, without conditions, or at all; the impact of the substantial indebtedness incurred to finance the consummation of the tender offer and the merger; the ability to satisfy all closing conditions in the definitive agreements; difficulties in retaining employees as a result of the merger agreement; risks of unforeseen material adverse changes to our business or operations; risks that the proposed transaction disrupts current plans, operations, and business growth initiatives; the risk associated with the outcome of any legal proceedings that may be instituted against Tribune and others following announcement of the merger agreement; and other factors described in Tribune’s publicly available reports filed with the Securities and Exchange Commission (“SEC”), including the most current annual 10-K report and quarterly 10-Q report, which contain a discussion of various factors that may affect Tribune’s business or financial results. These factors, including also the ability to complete the merger, could cause actual future performance to differ materially from current expectations. Tribune Company is not responsible for updating the information contained in this document. Tribune’s next quarterly 10-Q report to be filed with the SEC may contain updates to the information included in this document.